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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)  June 12, 1997
                                                  --------------


                             PATTERSON ENERGY, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)






         Delaware                     0-22664               75-2504748
----------------------------        ------------        -------------------
(State or other jurisdiction        (Commission         (I.R.S. Employer
    of incorporation)               File Number)        Identification No.)



4510 Lamesa Highway, Snyder, Texas                             79549
---------------------------------------                      ----------
(Address of principal executive offices                      (Zip Code)



Registrant's telephone number, including area code:  (915) 573-1104
                                                     --------------






                                   No Change
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On June 12, 1997, the Registrant consummated the acquisition of the contract drilling operations of Wes-Tex Drilling Company ("Wes-Tex"), a non-affiliated, privately-owned company based in Abilene, Texas. As previously announced, the two companies entered into an agreement in principle on May 7, 1997, and executed a definitive purchase agreement on June 4, 1997. Pursuant to the transaction, the Registrant acquired 21 drilling rigs, rig hauling trucks and trailers, and a yard and shop located in Abilene, in consideration for $25 million in cash, 283,000 shares of the Registrant's common stock and a stock purchase warrant to purchase an additional 200,000 shares of common stock exercisable at $32.00 per share. Of the $25 million cash portion of the purchase price, $6 million was borrowed by the Registrant under its $30 million credit facility with Norwest Bank Texas, N.A.

ITEM 5.  OTHER EVENTS.

         On June 12, 1997, the Registrant issued the following press release:

               PATTERSON ENERGY COMPLETES ACQUISITION OF WES-TEX
                DRILLING COMPANY'S CONTRACT DRILLING OPERATIONS

         SNYDER, TEXAS, June 12, 1997--PATTERSON ENERGY, INC. (NASDAQ/NM:PTEN) and Wes-Tex Drilling Company today announced that Patterson has completed the acquisition of Wes-Tex's contract drilling operations. Wes-Tex Drilling Company is a privately-owned company based in Abilene, Texas. As previously announced, the two companies entered into an agreement in principle on May 7, 1997, and executed a definitive purchase agreement on June 4, 1997.

         In the transaction, Patterson acquired 21 drilling rigs, rig hauling trucks and trailers, and a yard and shop located in Abilene, Texas in consideration for $25 million in cash, 283,000 shares of Patterson common stock and a stock purchase warrant to purchase 200,000 shares of Patterson common stock exercisable at $32.00 per share.

         Patterson Energy, Inc., a Snyder, Texas based energy company, is one of the leading providers of domestic land drilling services to major and independent oil and natural gas companies and, to a lesser extent, is engaged in the development, exploration, acquisition and production of oil and natural gas. With the completion of the Wes-Tex acquisition, Patterson now has 87 land-based drilling rigs (81 of which are currently operable) and focuses its operations primarily in Texas and southeast New Mexico.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

                  It is impracticable for the Registrant to provide the required financial statements regarding the foregoing acquisition at this time. The required financial statements will be filed not later than 60 days after the date on which this Form 8-K must be filed.

         (b)      PRO FORMA FINANCIAL INFORMATION.

                  It is impracticable for the Registrant to provide the required pro forma financial information regarding the foregoing acquisition at this time. The required pro forma financial information will be filed not later than 60 days after the date on which this Form 8-K must be filed.


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   (c)     EXHIBITS.

   2.1 Asset Purchase Agreement, dated June 4, 1997, among Patterson Energy, Inc., Patterson Drilling Company and Wes-Tex Drilling Company.(1)

   2.1.1 Amendment to Asset Purchase Agreement dated June 4, 1997 among Patterson Energy, Inc., Patterson Drilling Company and Wes-Tex Drilling Company.(1)

   2.2 Agreement, dated June 4, 1997, among Patterson Energy, Inc., Patterson Drilling Company, Greathouse Foundation and Myrle Greathouse, Trustee under Agreement dated June 2, 1997.(1)

   4.1 Registration Rights Agreement, dated June 12, 1997, by and among Patterson Energy, Inc. and Wes-Tex Drilling Company, Greathouse Foundation and Myrle Greathouse, Trustee under Agreement dated June 2, 1997.

   4.2     Stock Purchase Warrant of Patterson Energy, Inc., dated
           June 12, 1997.

  10.1 Non-Competition Agreement, dated June 12, 1997, between and among Patterson Energy, Inc., Patterson Drilling Company and Wes-Tex Drilling Company.

  10.2 Non-Competition Agreement, dated June 12, 1997, between and among Patterson Energy, Inc., Patterson Drilling Company and Myrle Greathouse.

  10.3 Non-Competition Agreement, dated June 12, 1997, between and among Patterson Energy, Inc., Patterson Drilling Company and Charles Ezzell.

  10.4 Non-Competition Agreement, dated June 12, 1997, between and among Patterson Energy, Inc., Patterson Drilling Company and Danny Mullen.


-----------------
(1) Incorporated by reference to Item 7, "Financial Statements and Exhibits," to Form 8-K dated June 3, 1997.



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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        PATTERSON ENERGY, INC.




Date:  June 18, 1997                    /s/ James C. Brown
                                        ---------------------------------------
                                        James C. Brown
                                        Vice President-Finance



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                                 EXHIBIT INDEX

 EXHIBIT
 NUMBER                           DESCRIPTION
 -------                          -----------

   2.1 Asset Purchase Agreement, dated June 4, 1997, among Patterson Energy, Inc., Patterson Drilling Company and Wes-Tex Drilling Company.(1)

   2.1.1 Amendment to Asset Purchase Agreement dated June 4, 1997 among Patterson Energy, Inc., Patterson Drilling Company and Wes-Tex Drilling Company.(1)

   2.2 Agreement, dated June 4, 1997, among Patterson Energy, Inc., Patterson Drilling Company, Greathouse Foundation and Myrle Greathouse, Trustee under Agreement dated June 2, 1997.(1)

   4.1 Registration Rights Agreement, dated June 12, 1997, by and among Patterson Energy, Inc. and Wes-Tex Drilling Company, Greathouse Foundation and Myrle Greathouse, Trustee under Agreement dated June 2, 1997.

   4.2     Stock Purchase Warrant of Patterson Energy, Inc., dated
           June 12, 1997.

  10.1 Non-Competition Agreement, dated June 12, 1997, between and among Patterson Energy, Inc., Patterson Drilling Company and Wes-Tex Drilling Company.

  10.2 Non-Competition Agreement, dated June 12, 1997, between and among Patterson Energy, Inc., Patterson Drilling Company and Myrle Greathouse.

  10.3 Non-Competition Agreement, dated June 12, 1997, between and among Patterson Energy, Inc., Patterson Drilling Company and Charles Ezzell.

  10.4 Non-Competition Agreement, dated June 12, 1997, between and among Patterson Energy, Inc., Patterson Drilling Company and Danny Mullen.


-------------
(1) Incorporated by reference to Item 7, "Financial Statements and Exhibits," to Form 8-K dated June 3, 1997.